Supplement dated August 26, 2009
To
Davis Research Fund
Prospectus
and
Statements of Additional Information
dated December 1, 2008
Prospectus Supplement
Stephen Chen and Danton Goei no longer serve as research analysts for Davis Research Fund. The research adviser and the four research analysts managing the largest portion of the Fund’s assets as of June 30, 2009 are listed below.
•	Christopher Davis has served as the research adviser of Davis Research Fund since its inception on October 31, 2001 and also manages other equity funds advised by Davis Advisors. Mr. Davis has served as an analyst and portfolio manager for Davis Advisors since 1989. As research adviser, Mr. Davis oversees the research analysts of Davis Research Fund and allocates segments of the Fund to each of them to invest.

•	Dwight Blazin, Ph.D, has served as a research analyst of Davis Research Fund since February 2005 and also serves as a research analyst for other equity funds advised by Davis Advisors. Mr. Blazin joined Davis Advisors in 1997.

•	Jae Chung has served as a research analyst of Davis Research Fund since October 2005 and also serves as a research analyst for other equity funds advised by Davis Advisors. Mr. Chung joined Davis Advisors in September 2003.

•	Todd Heysse has served as a research analyst of Davis Research Fund since September 2005 and also serves as a research analyst for other equity funds advised by Davis Advisors. Mr. Heysse joined Davis Advisors in September 2002.

•	Darin Prozes has served as a research analyst of Davis Research Fund since June 2005 and also serves as a research analyst for other equity funds advised by Davis Advisors. Mr. Prozes joined Davis Advisors in September 2004. Prior to joining Davis Advisors Mr. Prozes worked as a Senior Associate at The Parthenon Group, a strategy consulting firm with offices in Boston and San Francisco.
Statement of Additional Information Supplement
Stephen Chen and Danton Goei no longer serve as research analysts for Davis Research Fund. Key information regarding the research adviser and the four research analysts managing the largest portion of the Fund’s assets as of June 30, 2009 is provided below.
Investment Professionals
Davis Research Fund is Team Managed. Davis Advisors uses a system of multiple research analysts to manage Davis Research Fund. Under this approach, the portfolio of the Fund is divided into segments managed by individual research analysts. The Research Adviser oversees the research analysts and allocates segments of the Fund to each of them to invest. The Research Adviser and the four research analysts managing the largest portion of the Fund’s assets as of the latest calendar quarter-end prior to the date of the prospectus are listed below. Research analysts decide how their respective segments will be invested. All investment decisions are made within the parameters established by the Fund’s investment objectives, strategies, and restrictions
Accounts Managed (including the Fund) as of June 30, 2009

			Number	Assets(1)		Assets(1)
	Number of	Assets(1)	of	in	Number of	in
Investment Professional	RICs(1)	in RICs(1)	OPIV(3)	OPIV(3)	OA(4)	OA(4)
C. Davis	29	$53.0 Billion	12	$843 Million	122	$7.8 Billion
D. Blazin	4	$72 Million	2	$2.0 Million	26	$101 Million
J. Chung	4	$28 Million	2	$14 Million	26	$13 Million
T. Heysse	4	$16 Million	2	$2 Million	26	$18 Million
D. Prozes	2	$8 Million	1	0.1 Million	26	$9 Million

(1)	“Asset” means total assets managed by the Investment Professional. Some or all of these assets may be co-managed with another Investment Professional who will also be credited with managing the same assets. The sum of assets managed by Davis Advisors Investment Professionals may exceed the total assets managed by Davis Advisors.

(2)	“RIC” means Registered Investment Company.

(3)	“OPIV” means Other Pooled Investment Vehicles.

(4)	“OA” means Other Accounts. These accounts are primarily private accounts and sponsors of managed money/wrap accounts.
Ownership of Fund Shares
As of December 31, 2008, the Investment professionals of had invested the following amounts in the Fund.

		$1	$10K	$50K	$100K	$500K
		to	to	to	to	to	Over
	None	$10K	$50K	$100K	$500K	$1 Mill	$1 Mill
Davis Research Fund
C. Davis	X
D. Blazin	X
J. Chung	X
T. Heysse	X
D. Prozes	X
Structure of Compensation.
Christopher Davis’ compensation for services provided to the Adviser consists of a base salary. The Adviser’s investment professionals are provided benefits packages including life insurance, health insurance, and participation in company 401(k) plan comparable to that received by other company employees.
Dwight Blazin, Jae Chung, Todd Heysse, Darin Prozes compensation for services provided to the Adviser consists of: (i) a base salary; (ii) an annual discretionary bonus; (iii) awards of equity (“Units”) in Davis Selected Advisers, L.P. including options on Units, and/or phantom Units, and (iv) an incentive plan whereby the Adviser purchases shares in selected funds managed by the Adviser. At the end of specified periods, generally five-years following the date of purchase, some, all, or none of the fund shares will be registered in the employee’s name based on fund performance, after expenses on a pre-tax basis, versus an appropriate index, and versus peer groups as defined by Morningstar or

Lipper. The Adviser’s investment professionals are provided benefits packages including life insurance, health insurance, and participation in company 401(k) plan comparable to that received by other company employees.